UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2022

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2022, Rexford Industrial Realty, Inc. (the “Company”), as parent, and Rexford Industrial Realty, L.P. (the “Borrower”), as borrower, entered into an amendment (the “Amendment”) to the Fourth Amended and Restated Credit Agreement, dated as of May 26, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, Borrower, Bank of America, N.A., as administrative agent and a letter of credit issuer, and the other lenders named therein.

The Amendment provides for, among other things, the incurrence of a new tranche of $400 million term loans (the “Term A-2 Facility”) under the Credit Agreement. The proceeds of the Term A-2 Facility will be used for acquisition funding and general corporate purposes. The maturity date of the Term A-2 Facility is July 19, 2024 (with two extension options of one year each).

The foregoing is a summary of the material terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On July 18, 2022, the Company, through its operating partnership, Rexford Industrial Realty, L.P., of which the Company is the sole general partner, acquired from a seller that is not affiliated with the Company a private real estate investment trust that owns a six-building 1,057,419 square foot industrial project on an approximately 49.7 acre site in Eastvale, California for $470.0 million in cash before prorations, transaction costs and customary purchase price adjustments for working capital.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

10.1	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.

Dated: July 20, 2022	By:	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer

Rexford Industrial Realty, Inc.

Dated: July 20, 2022	By:	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer